UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 3, 2016

CROSSROADS CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-53504	26-2582882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

128 N. 13th Street, #1100

Lincoln, Nebraska 68508

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (402) 261-5345

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02	Termination of a Material Definitive Agreement.

On May 3, 2016 and effective as of March 29, 2016, Crossroads Capital, Inc. (the “Company”) terminated its engagement of U.S. Bancorp Fund Services, LLC (“US Bancorp”) to provide administrative and fund accounting services to the Company pursuant to an Administration Servicing Agreement and a Fund Accounting Servicing Agreement, respectively. The Company’s Board of Directors determined that the services provided by US Bancorp were redundant to the services provided by 1100 Capital Consulting, LLC (the “Administrator”) and other vendors and the Company could reduce unnecessary expenses related to the ongoing operations of the Company. The Company did not incur any termination penalties in connection with the termination of these services.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On April 27, 2016, the Company engaged Tait, Weller & Baker LLP (“Tait Weller”) as its new independent registered public accounting firm for the fiscal year ended December 31, 2016, replacing Crowe Horwath LLP (“Crowe”). The Company’s audit committee participated in and approved the decision to dismiss Crowe and appoint Tait Weller.

Crowe’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2014 and 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2016 through April 27, 2016, (i) there were no disagreements between the Company and Crowe on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreement in its report on the Company’s financial statements, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Crowe with a copy of the foregoing statements and has received from Crowe a copy of the letter addressed to the Securities and Exchange Commission stating that Crowe agrees with the above statements. A copy of the letter from Crowe is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2016 through April 27, 2016, neither the Company nor anyone acting on behalf of the Company, consulted Tait Weller regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Tait Weller concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto or a “reportable event” as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company has provided Tait Weller with a copy of the foregoing statements.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Crowe Horwath LLP to the Securities and Exchange Commission dated April 27, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2016	CROSSROADS CAPITAL, INC.

	By:	/s/ Ben H. Harris
Ben H. Harris
President and Chief Executive Officer

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